POPE FAMILY OF FUNDS

Halter Pope USX China Fund

Supplement to Prospectus
Dated April 20, 2006

This Supplement to the Prospectus dated September 14, 2005 for the Halter Pope USX China Fund (“Fund”), a series of the Pope Family of Funds, updates the Prospectus to revise the information as described below. For further information, please contact the Fund toll-free at 1-877-244-6235. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904, or by calling the Fund toll-free at the number above.

The third paragraph in the “Investing in the Fund” section which begins on page 8 of the Prospectus is being revised to read as follows:

In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the security was purchased in a private placement and is an illiquid investment (e.g., “restricted securities” that are not freely tradable because they are not registered under federal securities laws). Consistent with the foregoing, the Fund has adopted guidelines and instructions for the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Fund's Board of Directors rather than a market price, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.

Investors Should Retain This Supplement for Future Reference